Exhibit 99.1

Forum Merger III Corporation and Electric Last Mile, Inc. Remind
Stockholders to Vote to Approve Business Combination

– Independent proxy advisory firm Glass Lewis recommends Forum stockholders vote “FOR”
the business combination

– All stockholders of Forum as of May 20, 2021 are encouraged to vote their shares before
June 24, 2021

– Stockholders who need assistance voting their shares should contact Forum’s proxy solicitor,
Morrow Sodali, toll-free at (877) 787-9239 or by email to FIII.info@investor.morrowsodali.com

Delray Beach, FL and Troy, MI (June 21, 2021) – Forum Merger III Corporation (Nasdaq: FIII, FIIU, FIIW) (“Forum” or the “Company”) and Electric Last Mile, Inc. remind stockholders to vote their shares in favor of the proposed business combination, which will result in Electric Last Mile Solutions, Inc. becoming a publicly listed company trading on the Nasdaq under the ticker symbol “ELMS.”

Forum has mailed the definitive proxy statement relating to the special meeting of Forum stockholders (the “Special Meeting”) to its stockholders of record as of May 20, 2021 (the “Record Date”). Stockholders as of the Record Date who have not received or have misplaced their proxy card should contact their broker and request their voting control number.

The Special Meeting to approve the pending business combination is scheduled for June 24, 2021. The Special Meeting will be completely virtual and conducted via live webcast. Stockholders as of the Record Date are encouraged to vote before 11:59 p.m. ET on June 23, 2021.

If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close and trading of the combined entity will commence on Nasdaq shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

Even if you have sold your shares since May 20, 2021, if you owned Forum shares on the Record Date, you are encouraged to vote by the June 23, 2021 deadline to ensure that the deal closes in a timely manner.

These are the two easiest and fastest ways to vote – and they are both free:

●	Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote online, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 23, 2021.

●	Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote via the automated telephone service, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted over the telephone must be received by 11:59 p.m., Eastern Time, on June 23, 2021.

Additionally, you can vote by mail:

●	Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed or e-mailed to you. You will need your voting control number which is included on the Voting Instruction Form mailed or e-mailed to you in order to vote by mail. Please be sure to, (1) mark, sign and date your Voting Instruction Form, (2) fold and return your Voting Instruction Form in the postage-paid envelope provided, and (3) mail your Voting Instruction Form to ensure receipt on or before 11:59 p.m., Eastern Time, on June 23, 2021.

YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM. If you did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.

Holders of Forum shares who need assistance voting or have questions regarding the special meeting may contact Forum’s proxy solicitor, Morrow Sodali, toll-free at (877) 787-9239 or email Morrow Sodali at FIII.info@investor.morrowsodali.com.

About Forum Merger III Corporation

Forum Merger III Corporation (NASDAQ: FIII, FIIIU, FIIIW) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Forum’s mandate is to consider an initial business combination target in any business or industry and it focused its search on companies with an aggregate enterprise value of approximately $500 million to $2 billion that are based in the United States. Forum is led by Co-Chief Executive Officers Marshall Kiev and David Boris.

About Electric Last Mile, Inc.

Electric Last Mile, Inc. (“ELMS”) is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com or Twitter @ELMSolutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the business combination, because these documents contain important information about Forum, ELMS and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as the Record Date. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Forum Merger III Corporation

investors@forummerger.com

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com

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